UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2006 (July 25, 2006)

National Health Realty, Inc.
(Exact name of Registrant as specified in its charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-13487	52-2059888
(Commission File No.)	(IRS Employer
Identification Number)

100 Vine Street, Suite 1402
Murfreesboro, TN 37130
(Address of principal executive offices, including zip code)

(615) 890-2020
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 2.02 Results of Operations and Financial Condition.

On July 25, 2006, National Health Realty, Inc. issued a press release announcing its 2006 second quarter earnings. A copy of the press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Realty, Inc.

By:/s/ Robert G. Adams
Name: Robert G. Adams
Title: President

Date: July 26, 2006

Exhibit Index

Number	Exhibit
99	Press release, dated July 25, 2006